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     EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 28, 2001, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of February 2002.

                                          /s/ Jeffrey L. Sklar
                                          -------------------------------------
                                          Jeffrey L. Sklar

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                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 28, 2001, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of February 2002.

                                           /s/ Stephen F. Dwyer
                                           ------------------------------------
                                           Stephen F. Dwyer

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                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 28, 2001, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of February 2002.

                                          /s/ Roland J. Santoni
                                          -------------------------------------
                                          Roland J. Santoni

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                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 28, 2001, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of February 2002.

                                           /s/ Parag Saxena
                                           ------------------------------------
                                           Parag Saxena

                                POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 28, 2001, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of February 2002.

                                           /s/ Gregory J. Duman
                                           ------------------------------------
                                           Gregory J. Duman